Derivative Financial Instruments and Risk Management Policies	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Derivative Financial Instruments and Risk Management Policies
Derivative financial instruments and risk management policies
The Telefónica Group is exposed to various financial market risks as a result of: (i) its ordinary business activity, (ii) debt incurred to finance its business, (iii) its investments in companies, and (iv) other financial instruments related to the above commitments.
The main market risks affecting the Group companies are as follows:

•
Exchange rate risk: arises primarily from: (i) Telefónica’s international presence, through its investments and businesses in countries that use currencies other than the euro (primarily in Latin America, but also in the United Kingdom), (ii) debt denominated in currencies other than that of the country where the business is conducted or the home country of the company incurring such debt ,and (iii) for those trade receivables or payables in foreign currency related to the company with the transaction registered.

•
Interest rate risk: arises primarily in connection with changes in interest rates affecting: (i) financial expenses on floating rate debt (or short-term debt likely to be renewed), due to changes in interest rates and (ii) the value of long-term liabilities at fixed interest rates.

•
Share price risk: arises primarily from changes in the value of the equity investments (that may be bought, sold or otherwise involved in transactions), from changes in the value of derivatives associated with such investments, from changes in the value of treasury shares and from changes in the value of equity derivatives.

•
Liquidity risk: the Telefónica Group is also exposed to liquidity risk if a mismatch arises between its financing needs (including operating and financial expenses, investment, debt redemptions and dividend commitments) and its sources of finance (including revenues, divestments, credit lines from financial institutions and capital market transactions). The cost of finance could also be affected by movements in the credit spreads (over benchmark rates) demanded by lenders.

•
Country risk: refers to the possible decline in the value of assets, cash flows generated or cash flows returned to the parent company as a result of political, economic or social instability in the countries where the Telefónica Group operates, especially in Latin America.

•
Credit risk: appears when a counterparty fails to meet or delays its payment obligations in accordance with the agreed terms, driving an impairment in an asset due to: (i) solvency issues, or (ii) no intention to pay.

Risk management
The Telefónica Group actively manages these risks through the use of derivatives (primarily on exchange rates, interest rates, share prices and commodities) and by incurring debt in local currencies, where appropriate, with a view to optimize the financial cost and to stabilizing cash flows, the income statement and investments. In this way, it attempts to protect the Telefónica Group’s solvency, facilitate financial planning and take advantage of investment opportunities.
The Telefónica Group manages its exchange rate risk and interest rate risk in terms of net financial debt plus commitments and net financial debt as calculated by the Group. The Telefónica Group believes that these parameters are more appropriate to understanding its debt position. Net financial debt and net financial debt plus commitments take into account the impact of the Group’s cash balance and cash equivalents including derivatives positions with a positive value linked to liabilities. Neither net financial debt nor net financial debt plus commitments as calculated by the Telefónica Group should be considered as a substitute for gross financial debt (the sum of current and non-current interest-bearing debt).
For a more detailed description on reconciliation of net financial debt and net financial debt plus commitments to gross financial debt, see “Item 5. Operating and Financial Review and Prospects-Operating Results-Presentation of Financial Information-Net financial debt and net financial debt plus commitments”.
Exchange rate risk
The fundamental objective of the exchange rate risk management policy is that, in event of depreciation in foreign currencies relative to the euro, any potential losses in the value of the OIBDA generated by the businesses in such currencies, caused by depreciation in exchange rates of a foreign currency relative to the euro, are offset (to some extent) by savings from the reduction in the euro value of debt denominated in such currencies. This objective is also reflected on the decrease of the sensitivity to exchange rate variations of the net debt to OIBDA ratio, in order to protect the Group solvency. The degree of exchange rate hedging varies depending on the type of investment and may easily and actively be adjusted. For transactions of purchase or sale of business in currencies other than euro, additional hedges can be made on the estimate prices of the transactions or on estimated cash flows and OIBDA.
At December 31, 2018, the net financial debt in Latin American currencies was equivalent to approximately 4,209 million euros (4,689 million euros in 2017). However, the Latin American currencies in which this debt is denominated is not distributed in proportion to the OIBDA generated in each currency. The future effectiveness of the strategy described above as a hedge of exchange rate risks therefore depends on which currencies depreciate relative to the euro.
Telefónica occasionally takes out dollar-denominated debt to hedge the euro-dollar intermediate component in the relation Euro-Latin American currencies, either in Spain (where such debt is associated with an investment as long as it is considered to be an effective hedge) or in the country itself, where the market for local currency financing or hedges may be inadequate or non-existent. At December 31, 2018, the Telefónica Group’s net financial debt denominated in dollars to hedge that component was equivalent to 458 million euros (146 million euros in 2017).

At December 31, 2018, the net financial debt in pounds sterling was approximately 1.97 times the value of the business' operating income before depreciation and amortization (OIBDA) in 2018 for Group companies in the United Kingdom, which is in line with the previous years policy of 2 times the OIBDA ratio. At December 31, 2018, the net financial debt denominated in pounds sterling was equivalent to 3,566 million euros, which is more than the 3,089 million euros at December 31, 2017.
The Telefónica Group also manages exchange rate risk by seeking to reduce the negative impact of any exchange rate exposure on the income statement, as a result of transactions recognized on the balance sheet and highly probable transactions, regardless of whether there are open positions. Such open position exposure can arise for any of three reasons: (i) a thin market for local derivatives or difficulty in sourcing local currency finance which makes it impossible to arrange a low-cost hedge (as in Argentina and Venezuela), (ii) financing through intra-group loans, where the accounting treatment of exchange rate risk is different from that for financing through capital contributions, and (iii) as the result of a deliberate policy decision, to avoid the high cost of hedges that are not warranted by expectations or high risk of depreciation.
The main transactions that generate or may generate exchange rate risk (regardless of whether or not they have an impact on the income statement) are, among others, as follows: issues in currencies other than the functional currency of the Group company, highly probable transactions in other currencies, future cash inflows in other currencies, investments and divestments, provisions for collections or payments in foreign currency, the actual value of the investments (subsidiaries) in currencies other than the euro.
In 2018, net negative foreign exchange results (excluding monetary correction) amounted to 963 million euros (419 million euros in 2017), mainly due to the conversion of the Venezuelan Bolivar "Fuerte" from 36,115 to 7,608 Bolivar Soberano per US dollar (see Note 2), that resulted in exchange losses of 954 million euros (426 million euros in 2017).
The following table illustrates the sensitivity of foreign currency gains and sensitivity losses and of equity to changes in exchange rates, where: a) in calculating the impact on the income statement, the exchange rate position affecting the income statement at the end of 2018 was considered constant during 2019; b) in calculating the impact on equity, only monetary items have been considered, namely debt and derivatives such as hedges of net investment and loans to subsidiaries related to the investment, breakdown of which is considered constant in 2019 and identical to that existing at the end of 2018. In both cases, Latin American currencies are assumed to change their value against the dollar and the rest of the currencies against the euro by 10%.

Millions of euros
Currency	Change	Impact on the consolidated income statement	Impact on consolidated equity
All currencies vs EUR	10%	1	(541)
USD	10%	(2)	(101)
European currencies vs EUR	10%	1	(350)
Latin American currencies vs USD	10%	2	(90)
All currencies vs EUR	(10%)	(1)	541
USD	(10%)	2	101
European currencies vs EUR	(10%)	(1)	350
Latin American currencies vs USD	(10%)	(2)	90

The Group’s monetary position in Venezuela at December 31, 2018 is a net debt position of 1,375,524 million Venezuelan bolivars equivalent to -158 million euros (7,358,790 million Venezuelan bolivars equivalent to -170 million euros at December 31, 2017). The net monetary position exposure in 2018 has been a debtor position, which led to a higher financial income of 1,173 million euros due to the effect of the monetary correction for inflation during the year (510 million euros in 2017).
Interest rate risk
The main objective of the interest rate risk management policy is to bring the Company's financing costs in line with the budget for financial expenses for the current year, as well as the current strategic plan. In accordance with this objective, Telefónica decided to actively adjust the exposure of its debt to interest rates, i.e., the amount of debt that would accrue interest at fixed rates and variable rates.
In order to meet this target, Telefónica mainly carried out the following:
a) The interest rate of borrowings tied to a variable interest rate was set.
b) Interest rate fluctuations of debt tied to a variable interest rate were reduced.
c) Fixed rate debt instruments were converted into variable market rate debt instruments.
These transactions may be carried out against an existing underlying asset or those that are highly likely to take place in the future (for example, a highly probable future issue of debt).
The Telefónica Group’s financial expenses are exposed to changes in interest rates. In 2018 the Euribor, the Brazilian SELIC, the dollar Libor, the pound sterling Libor, the Mexican UDI and the Colombian UVR were the short term rates that accounted for most of the exposure. In nominal terms, at December 31, 2018, 73.6% of Telefónica’s net financial debt plus commitments was pegged to fixed interest rates for a period greater than one year, compared to 71.0% in 2017. Of the remaining 26.4% (net debt at floating rates or at fixed rates maturing within one year), 0.9 percentage points had interest rates bounded in a period over one year, versus 0.8 percentage points of net debt at floating rates or with fixed rates maturing within one year at December 31, 2017.
In addition, early retirement and Individual Suspension Plan liabilities (see Note 21) were discounted to present value over the year, based on the curve for instruments with very high credit quality. The increase in interest rates during the year has leaded to a decrease the market value of these liabilities. However, this decrease was nearly completely offset by the decrease in the market value of the hedges on these positions.
Net financial results amounted to 955 million euros in 2018, 1,244 million lower than the previous year, on one hand thanks to the positive impacts on the financial statements associated with the before mentioned favorable court ruling in Brazil and on the other hand thanks to the reduction in both debt and average cost of debt.
To illustrate the sensitivity of the Company's net financial expense to fluctuations in short-term interest rates, on one hand a 100 basis point increase in interest rates in all currencies in which Telefónica has financial positions at December 31, 2018, and a 100 basis point decrease in all currencies has been assumed, and on the other hand a constant position equal to the position at year-end has been considered.
To calculate the sensitivity of equity to fluctuations in interest rates, on one hand a 100 basis point increase in interest rates in all currencies and in all periods on the yield curve in which Telefónica has financial positions at December 31, 2018, and a 100 basis point decrease in all currencies and all periods was assumed, and on the other hand only positions with cash flow hedges were considered, which are basically the only positions in which changes in market value due to interest rate fluctuations are recognized in equity.

Millions of euros
Change in basis points (bp)	Impact on consolidated income statement	Impact on consolidated equity
+100bp	(102)	317
-100bp	88	(317)

Share price risk
The Telefónica Group is exposed to changes in the value of equity investments, derivatives associated with such investments, convertible or exchangeable instruments issued by Telefónica Group, Share-based payments plans, treasury shares and equity derivatives over treasury shares.
According to the Share-based payments plans (see Note 24) the shares to be delivered to employees under such plan may be either Telefónica S.A. treasury shares, acquired by itself or any of its Group companies; or newly-issued shares. The possibility of delivering shares to beneficiaries of the plan in the future, implies a risk since there could be an obligation to hand over a maximum number of shares at the end of each phase, whose acquisition (in the event of acquisition in the market) in the future could imply a higher cash outflow than required on the start date of each phase if the share price is above the corresponding price on the phase start date. In the event that new shares are issued for delivery to the beneficiaries of the plan, there would be a dilutive effect for ordinary shareholders of Telefónica as a result of the higher number of shares delivered under such plan outstanding.
In 2018, the General Shareholder’s Meeting approved a Long-Term Incentive Plan consisting of the delivery of shares of Telefónica, S.A. allocated to Senior Executive Officers of the Telefónica Group. The Plan will have a total duration of five years and will be divided into three mutually exclusive cycles of three years each. The first cycle commenced in 2018 (see Note 24). Additionally, the Shareholder’s Meeting approved a Global Employee Incentive Share Purchase Plan for shares of Telefónica, S.A. for the Employees of the Telefónica Group, which at the end of 2018 has not yet been implemented.
To reduce the risk associated with variations in share price under these plans, Telefónica could acquire instruments that hedge the risk profile of some of these plans.
In addition, the Group may use part of the treasury shares of Telefónica, S.A. held at December 31, 2018 to cover shares deliverable under the new Plans. The net asset value of the treasury shares could increase or decrease depending on variations in Telefónica, S.A.’s share price.
Liquidity risk
The Telefónica Group seeks to match the schedule for its debt maturity payments to its capacity to generate cash flows to meet these maturities, while allowing for some flexibility. In practice, this has been translated into two key principles:

1.
The Telefónica Group’s average maturity of net financial debt is intended to stay above 6 years, or be restored above that threshold in a reasonable period of time if it eventually falls below it. This principle is considered as a guideline when managing debt and access to credit markets, but not a rigid requirement. When calculating the average maturity for the net financial debt, a portion of the undrawn credit lines can be considered as offsetting the shorter debt maturities, and extension options on some financing facilities may be considered as exercised, for calculation purposes.

2.
The Telefónica Group must be able to pay all commitments over the next 12 months without accessing new borrowing or tapping the capital markets (drawing upon firm credit lines arranged with banks), assuming budget projections are met.

At December 31, 2018, the average maturity of net financial debt (41,785 million euros) was 8.98 years (liquidity included).
At December 31, 2018, gross financial debt scheduled to mature in 2019 amounted to 9,368 million euros. These maturities are lower than the amount of funds available, calculated as the sum of: a) cash and cash equivalents and current financial assets; b) annual cash generation projected for 2019, and c) undrawn credit facilities arranged with banks whose original maturity is over one year (an aggregate of 11,887 million euros at December 31, 2018), providing flexibility to the Telefónica Group with regard to accessing capital or credit markets in the next 2 years. For a further description of the Telefónica Group’s liquidity and capital resources in 2018, see Note 16 and Appendix V.
Country risk
The Telefónica Group managed or mitigated country risk by pursuing two lines of action (in addition to its normal business practices):

1.
Partly matching assets to liabilities (those not guaranteed by the parent company) in the Telefónica Group’s Latin American companies such that any potential asset impairment would be accompanied by a reduction in liabilities; and

2.	Repatriating funds generated in Latin America that are not required for the pursuit of new, profitable business development opportunities in the region.
Regarding the first point, at December 31, 2018, the Telefónica Group’s Latin American companies had net financial debt not guaranteed by the parent company of 1,857 million euros, which represents 4% of net financial debt of the Group. Nevertheless, in certain countries, such as Venezuela, there is a net cash balance (instead of a net liability balance).
Regarding the net repatriation of funds to Spain, 778 million euros from Latin America companies have been received in 2018, of which 823 million euros was from dividends and on the other hand cash outflows of 46 million euros, mainly, due to capital increases of Group companies.
Credit risk
The Telefónica Group trades in derivatives with creditworthy counterparties. Therefore, Telefónica, S.A. generally trades with credit entities whose “senior debt” ratings are of at least “A-” or in case of Spanish entities in line with the credit rating of Kingdom of Spain. In Spain, where most of the Group’s derivatives portfolio is held, there are netting agreements with financial institutions, with debtor or creditor positions offset in case of bankruptcy, limiting the risk to the net position. In addition, the CDS (Credit Default Swap) of all the counterparties with which Telefónica, S.A. operates is monitored at all times in order to assess the maximum allowable CDS for operating at any given time. Transactions are generally only carried out with counterparties whose CDS is below the threshold.
Net CVA (CVA+DVA) or Credit Valuation Adjustment is the method used to measure credit risk for both counterparties and Telefónica in order to determine the fair value of the derivatives portfolio. This adjustment reflects the probability of default or the deterioration of the credit quality of both Telefónica and its counterparties. The simplified formula to calculate CVA is Expected Exposure times Probability of Default times Loss Given Default. In order to calculate these variables standard market practices are used.
When managing credit risk, Telefónica considers the use of CDS, novations, derivatives with Break Clauses and signing CSA´s under certain conditions.
For other subsidiaries, particularly those in Latin America, assuming a stable sovereign rating provides a ceiling which is below “A”, trades are with local financial entities whose rating by local standards is considered to be of high creditworthiness.
Meanwhile, with credit risk arising from cash and cash equivalents, the Telefónica Group places its cash surpluses in high quality and highly liquid money-market assets. These placements are regulated by a general framework, revised annually. Counterparties are chosen according to criteria of liquidity, solvency and diversification based on the conditions of the market and countries where the Group operates. The general framework sets: the maximum amounts to be invested by counterparty based on its rating (long-term debt rating); and the instruments in which the surpluses may be invested (money-market instruments).

The Telefónica Group considers customer credit risk management as a key element to achieve its business and customer base growth targets in a sustainable way. This management approach relies on the active evaluation of the risk-reward balance within the commercial operations and on the adequate separation between the risk ownership and risk management functions.
Formal delegation of authority procedures and management practices are implemented in the different Group companies, taking into account benchmark risk management techniques but adapted to the local characteristics of each market. Commercial debtors that may cause a relevant impact on the Telefónica Group consolidated financial statements and increased risk profile products - due to customer target, term, channels or other commercial characteristics - are subject to specific management practices in order to mitigate the exposure to credit risk.
This customer credit risk management model is embedded in the day-to-day operational processes of the different companies, where the credit risk assessment guides both the product and services available for the different customers and the collection strategy.
The Telefónica Group’s maximum exposure to credit risk is initially represented by the carrying amounts of the financial assets (see notes 11 to 14) and the guarantees given by the Telefónica Group.
Several Telefónica Group companies provide operating guarantees granted by external counterparties, which are offered during their normal commercial activity, in bids for licenses, permits and concessions, and spectrum acquisitions. At December 31, 2018, these guarantees amounted to approximately 5,328 million euros (5,144 million euros at December 31, 2017).
Capital management
Telefónica’s corporate finance department takes into consideration several factors for the evaluation of the Telefónica’s capital structure, with the aim of maintaining the solvency and creating value to the shareholders.
The corporate finance department estimates the cost of capital on a continuous basis through the monitoring of the financial markets and the application of standard industry approaches for calculating weighted average cost of capital, or WACC, so that it can be applied in the valuation of businesses in course and in the evaluation of investment projects. In addition, Telefónica also uses as reference a net financial debt (excluding items of a non-recurring or exceptional nature) that allows for a comfortable investment grade credit rating as assigned by credit rating agencies, aiming at protecting credit solvency and making it compatible with alternative uses of cash flow that could arise at any time.
These general principles are refined by other considerations and the application of specific variables, such as country risk in the broadest sense, or the volatility in cash flow generation that are considered, when evaluating the financial structure of the Telefónica Group and its different areas.
Derivatives policy
At December 31, 2018, the nominal value of outstanding derivatives with external counterparties amounted to 138,102 million euros equivalent, a 5% decrease from December 31, 2017 (145,166 million euros equivalent). This figure is inflated by the use in some cases of several levels of derivatives applied to the nominal value of a single underlying liability. For example, a foreign currency loan can be hedged into floating rate, and then each interest rate period can be fixed using a fixed rate hedge, or FRA (forward rate agreement) The high volume is also due to the fact that when a derivative transaction is canceled, the company may either cancel the derivative or take the opposite position, which cancels out the variability thereof. The second option is usually chosen in order to cut costs. Even using such techniques to reduce the position, it is still necessary to take extreme care in the use of derivatives to avoid potential problems arising through error or a failure to understand the real position and its associated risks. The main principles in the management of derivatives are detailed as follow:
1) Derivatives based on a clearly identified hedged items.
Telefónica’s derivatives policy emphasizes the following points:
Acceptable underlyings include assets and liabilities, profits, revenues and cash flows in either a company’s functional currency or another currency. These flows can be contractual (debt and interest payments, settlement of foreign currency payables, etc.), reasonably certain or foreseeable (PP&E purchases, future debt issues, commercial paper programs, etc.). The acceptability of an underlying asset in the above cases does not depend on whether it complies with accounting rules requirements for hedge accounting, as is required in the case of certain intragroup transactions, for instance. Parent company investments in subsidiaries with functional currencies other than the euro also qualify as acceptable underlying assets.
Economic hedges are hedges that have a designated underlying asset and that, under certain circumstances, may offset the changes in the value of the underlying asset. These economic hedges may not always meet the requirements to be treated as hedges for accounting purposes. The decision to arrange these hedges if they do not meet certain requirements will depend on the marginal impact on the income statement and, therefore, on how far this may compromise the goal of having a stable income statement. In any case, the changes are recognized in the income statement.
2) Matching of the hedged item to one side of the derivative.
This matching basically applies to foreign currency debt and derivatives hedging foreign currency payments by Telefónica Group subsidiaries. The aim is to eliminate the risk arising from changes in foreign currency interest rates. Nonetheless, even when the aim is to achieve perfect hedging for all cash flows, the lack of liquidity in certain markets, especially in Latin American currencies, has meant that historically there have been mismatches between the terms of the hedges and those of the debts they are meant to hedge. The Telefónica Group intends to reduce these mismatches, provided that doing so does not involve disproportionate costs. In this regard, if adjustment does prove too costly, the financial timing of the underlying asset in foreign currency will be modified in order to minimize interest rate risk in foreign currency.
In certain cases, the timing of the underlying as defined for derivative purposes may not be exactly the same as the timing of the contractual underlying.
3) Matching the company contracting the derivative and the company that owns the hedged item.
Generally, the aim is to ensure that the hedging derivative and the hedged asset or liability belong to the same company. Sometimes, however, the holding companies (Telefónica, S.A. and Telefónica Latinoamérica Holding, S.L.) have arranged hedges on behalf of a subsidiary that owns the underlying asset. The main reasons for separating the hedge and the underlying asset were possible differences in the legal validity of local and international hedges (as a result of unforeseen legal changes) and the different credit ratings of the counterparties (of the Telefónica Group companies as well as those of the banks).
4) Ability to measure the derivative’s fair value using the valuation systems available to the Telefónica Group.
Telefónica uses several tools to evaluate and manage the risk involved in derivatives and debt. These tools most notably include the Kondor+ system, licensed by Reuters, for extended use among various financial institutions, as well as the specialized libraries in the MBRM financial calculation, both of which are widespread throughout the market and have shown proven reliability. In order to perform these calculations, customary market techniques are used when configuring the calculation methods and information from money market curves is used on a daily basis as market inputs (swaps, depos, FRA, etc.) for interest rates, official fixings for exchange rates and the interest rates and volatility matrices for interest and exchange rates that are listed in the multi-contributor systems, Reuters and Bloomberg. For those yield curves that are less liquid or whose prices published in Reuters and Bloomberg are considered not to adequately reflect the market situation, these curves will be requested from relevant banks in these markets.
5) Sale of options only when there is an underlying exposure.
Telefónica considers the sale of options when: i) there is an underlying exposure (on the consolidated statement of financial position or associated with a highly probable cash outflow) that would offset the potential loss for the year if the counterparty exercised the option. This exposure does not have to be treated as a purchased option, but rather it can be another type of hedged item (in these cases, hedge accounting does not apply since this hedging instrument does not meet the criteria required by accounting standards to treat the sale of options as hedging instruments), or ii) the option is part of a structure in which another derivative offsets any loss. The sale of options is also permitted in option structures where, at the moment they are taken out, the net premium is either positive or zero.
For instance, it would be possible to sell short-term options on interest rate swaps that entitle the counterparty to receive a certain fixed interest rate, below the level prevailing at the time the option was sold. This would mean that if rates fell and the counterparty exercised its option, the Group would swap part of its debt from floating rate to a lower fixed rate, having received a premium.
6) Hedge accounting.
The main risks that may qualify for hedge accounting are as follows:

•	Variations in market interest rates (either money-market rates, credit spreads or both) that affect the value of the underlying asset or the measurement of the cash flows.

•	Variations in exchange rates that change the value of the underlying asset in the company’s functional currency and affect the measurement of the cash flow in the functional currency.

•	Variations in the valuation of any financial asset, particularly shares of companies included in the portfolio of “Available-for-sale financial assets”.

•	Variations in the price of commodities related to contracts that the Group has with third parties.
Regarding the underlying:

•	Hedges can cover all or part of the value of the underlying.

•	The risk to be hedged can be for the whole period of the transaction or for only part of the period.

•
The underlying may be a highly probable future transaction, or a contractual underlying (loan, foreign currency payment, investment, financial asset, etc.) or a combination of both that defines an underlying with a longer term.

The main coverage instruments used are:

•
Forwards / NDF: they are used mainly for exchange rate hedges related to commercial positions in foreign currency. They can also be used to hedge financing in foreign currency and net investment hedge in foreign currency.

•	Exchange Rate Options: in some cases, this type of instruments can be used linked to future capex and opex operations and investments and divestments in foreign currency.

•	Spots: for purchases and sales of currencies that are made same day value or two days’ value. Generally used for operational needs or for divestments of operations in foreign currency.

•	Currency swaps: this type of transaction is generally executed to hedge bonds issuance or loans issued in foreign currency or net investment hedge.

•
Interest Swaps / Interest Rate Options: these instruments are used to manage the interest rate of the debt portfolio. The use of them is ruled by the Financial Expenses Budget with the objective of its fulfillment. Both the volume to be contracted and the maturity of these products is determined by the underlying assets to be hedged.

•	It is possible that in several markets the maturity, as well as the low liquidity, does not allow to contract a "perfect” hedge, but this circumstance will have to be analyzed case by case.

•	CDS: in order to manage the counterparty credit risk or CVA / DVA, CDS operations can be arranged to mitigate this risk.

•
Derivatives of Commodities: supporting the business lines that may need it and always hedging the commercial risks of the signed contracts. They would be settled by differences, this is, in a non-deliverable format.

•
Equity Derivatives: these are derivatives that address strategic decisions or hedging needs, either to hedge future investments or hedge existing risks. They protect Telefónica from the potential appreciation or depreciation in the price of the shares they hold as underlying.

Between the hedged item and the hedging instrument there is an economic relationship, this is, in general terms they move in opposite directions due to the same risk or risk covered. In other words, there must be an expectation that the value of the hedging instrument and the value of the hedged item will change systematically in opposite directions in response to the movements of one of the following elements:

•	the same underlying item; or

•	Underlying items that are economically related in such sense that they respond similarly to the risk that is being hedged.
Depending on the complexity of the hedge relationship and the way in which the hedge has been structured, a quantitative or qualitative analysis will have to be performed to demonstrate that there is an economic relationship between the hedged item and the hedging instrument.
This may on occasion mean that the hedging instruments have longer terms than the related contractual underlying. This happens when the Telefónica Group enters into long-term swaps, caps or collars to protect ourselves against interest rate rises that may raise the financial expense of its promissory notes, commercial paper and some floating rate loans which mature earlier than their hedges. These floating rate financing programs are highly likely to be renewed and Telefónica commits to this by defining the underlying asset in a more general way as a floating rate financing program whose term coincides with the maturity of the hedge. In those cases in which the underlying assets representing the risk hedged are canceled or refinanced early, and if there is an open risk with similar characteristics as the underlying asset that was canceled or refinanced early, either because there is new financing or because there is an underlying asset with similar characteristics and risk profile, the hedge may remain in force with the derivatives assigned thereto and the risk will be subject to the hedge arranged in the aforementioned refinancing. When either of these situations occurs, the effectiveness of the hedge will be reviewed taking into account the new situation.
Hedges can be of three types:

•	Fair value hedges.

•
Cash flow hedges. Such hedges can be set at any value of the risk to be hedged (interest rates, exchange rates, etc.) or for a defined range (interest rates between 2% and 4%, above 4%, etc.). In this last case, the hedging instrument used is options.

•
Hedges of net investment in consolidated foreign subsidiaries. Generally, such hedges are arranged by Telefónica S.A. and the other Telefónica holding companies. Wherever possible, these hedges are implemented through real debt in foreign currency. Often, however, this is not always possible as many Latin American currencies are non-convertible, making it impossible for non-resident companies to issue local currency debt. It may also be that, due to the debt market deepness, the debt in the currency concerned is not enough to accommodate the required hedge, or that an acquisition is made in cash with no need for market financing. In these circumstances derivatives, either forwards or cross-currency swaps are mainly used to hedge the net investment.

When using options, forwards or cross-currency swaps as hedging instruments, the exclusion of the time value of the option, the element at maturity of the forward and the currency spread of the cross-currency swap of the hedging relationship are evaluated on a case by case basis, in order to be treated as hedge costs.
Hedges can comprise a combination of different derivatives.
Management of accounting hedges is not static, and the hedging relationship may change before maturity. The interruption of the hedge accounting is possible within the framework of the management of financial risks and described in the internal document of “financial risks management and hedging strategy under IFRS 9”. To gauge the efficiency of transactions defined as accounting hedges, the Group analyzes the extent to which the changes in the fair value or in the cash flows attributable to the hedged item would offset the changes in fair value or cash flows attributable to the hedged risk using a linear regression model prospectively. To evaluate the effectiveness of hedges, under IFRS 9, there is no numerical range under which it is accepted that a hedge is effective and hence the hedge accounting standards are applicable. Therefore, Telefónica considers that if there is an economic relationship, not dominated by changes in credit risk and if the appropriate hedging rationale has been designated, the requirements for effectiveness are met. However, at the moment when ineffectiveness arises, Telefónica will evaluate whether there is still an economic relationship or whether the designated hedging rationale is appropriate. The possible sources of ineffectiveness that Telefónica can have when designing a hedging relationship and that will be considered when establishing the hedging rationale are:

•	The hedging instrument and the hedged item have different maturity dates, initial dates, contract dates, repricing dates, etc.

•	The hedging instrument starts with initial value and a financing effect is produced.

•	When a cross-currency swap is designated as a hedging instrument on a foreign currency bond and the currency basis spread remains within the coverage.

•	When the underlying items have different sensitivity and are not homogeneous, for example EURIBOR 3M versus EURIBOR 6M.

The main guiding principles for risk management are laid down by Telefónica’s Finance Department and implemented by company financial officers (who are responsible for balancing the interests of each company and those of the Telefónica Group). The Corporate Finance Department may allow exceptions to this policy where these can be justified, normally when the market is too thin for the volume of transactions required or on clearly limited and small risks. New companies joining the Telefónica Group as a result of mergers or acquisitions may also need time to adapt.
7) Cancellation of derivatives.
When a derivative transaction is canceled, the company may:

•	Cancel the derivative and pay its market value.

•	Take the opposite position which cancels out the variability thereof, if cancellation costs are high or if it is recommended for operating or business reasons.

The breakdown of the financial results recognized in 2018, 2017 and 2016 is as follows:

Millions of euros	2018	2017	2016
Interest income	234	638	723
Dividends received	15	16	19
Other financial income	826	17	38
Subtotal	1,075	671	780
Changes in fair value of asset derivatives at fair value through profit or loss	202	35	438
Changes in fair value of liability derivatives at fair value through profit or loss	(190)	(97)	(463)
Changes in the fair value of debt instruments and other assets at fair value to profit or loss	(3)	—	—
Transfer from equity of results of cash flow hedges - future cash flows that are not longer expected to happen	(7)	—	—
Transfer from equity to profit and loss from available-for-sale assets and others	n.a.	(33)	(136)
(Loss)/Gain on fair value hedges	(223)	(150)	(26)
Gain/(loss) on adjustment to items hedged by fair value hedges	271	194	(6)
Subtotal	50	(51)	(193)
Interest expenses	(1,715)	(2,137)	(2,463)
Ineffective portion of cash flow hedges	(29)	(10)	1
Accretion of provisions and other liabilities	(410)	(453)	(466)
Other financial expenses	(203)	(310)	(365)
Subtotal	(2,357)	(2,910)	(3,293)
Net finance costs excluding foreign exchange differences and hyperinflation adjustments	(1,232)	(2,290)	(2,706)
n.a.: not applicable.

Interest expenses includes transfers from equity from cash flow hedges of interest rate amounting to +68 million euros in 2018 (-162 million euros and -238 million euros in 2017 and 2016, respectively).

At December 31, 2018 in other financial income include 665 million euros from Telefónica Brazil corresponding to the default interest derivatives of the final decision in favor about the right to deduct the ICMS from the calculation basis of PIS/COFINS (see Note 11).

Evolution of derivative instruments

The movement of the net position of derivatives during the years ended December 31, 2018 and 2017 is as follows:

Millons of euros	Movement in 2018	Movement in 2017
Opening balance of assets/(liabilities)	505	3,401
Financing payments	52	179
Financing proceeds	(209)	(574)
Interest (proceeds)/payments	(126)	(298)
Other (proceeds)/payments	(28)	(101)
Fair value adjustments through other comprehensive income	999	(47)
Movements with counterparty in the income statement	2	(1,909)
Translation differences	(70)	(87)
Other movements	56	(59)
Closing balance of assets/(liabilities)	1,181	505

The variation in 2018 represents an increase of 676 million euros of asset (reduction of 2,896 million euros in 2017) mainly due to the evolution of the EUR/USD exchange rate. These variations are offset mainly by the variation of the different Telefónica Group issues and loans performed in dollars.

In 2017, variations in cash flow hedges, the impact of which coincided with the period of the profit or loss generated by the respective hedged items, were directly recognized in the income statement, offsetting the profit or loss of the hedged items without including them in the statement of comprehensive income, presenting these variations under the heading "Movements with counterparty in the income statement" in the table above.

In 2018, taking into consideration IFRS 9, it was decided to modify the presentation of these variations, with them being included in the statement of comprehensive income and recycled to profit and loss for the same period. These variations are recognized in the line "Fair value Adjustments recognized against other comprehensive income" in the table above. This change to the presentation of these variations has no impact on the income statement or on other comprehensive income.
The breakdown of Telefónica’s detail of hedges and other derivative instruments at December 31, 2018, their fair value at year-end and the expected maturity schedule is as set forth in the table below:

	Notional amount - Maturities (*)					Book value of the derivative and no-derivative instruments (**)
Millions of euros	2019	2020	2021	Later	Total	Non-current asset	Current asset	Non-current liabilities	Current liabilities	Total
Derivate instruments of accounting hedges	(4,443)	4,743	2,799	7,471	10,570	(1,950)	(660)	1,447	200	(963)
Interest rate risk	(686)	1,746	(299)	(86)	675	(398)	(186)	270	9	(305)
Cash flow hedges	(607)	1,567	46	1,269	2,275	(154)	(2)	228	4	76
Fair value hedges	(79)	179	(345)	(1,355)	(1,600)	(244)	(184)	42	5	(381)
Exchange rate risk	(4,718)	2,219	1,102	5,980	4,583	(835)	(183)	939	70	(9)
Cash flow hedges	341	2,219	1,102	5,980	9,642	(834)	(76)	939	10	39
Fair value hedges	50	—	—	—	50	(1)	(45)	—	14	(32)
Net investments hedges	(5,109)	—	—	—	(5,109)	—	(62)	—	46	(16)
Interest rate and exchange rate risk	961	778	1,996	1,577	5,312	(717)	(291)	238	121	(649)
Cash flow hedges	962	801	2,001	1,736	5,500	(541)	(291)	238	121	(473)
Fair value hedges	(1)	(23)	(5)	(159)	(188)	(176)	—	—	—	(176)
Derivate instruments of no-accounting hedges	(4,318)	(321)	(531)	(2,551)	(7,721)	(826)	(262)	840	30	(218)
Other derivatives of interest rate	(3,571)	(321)	(531)	(2,551)	(6,974)	(826)	(128)	830	3	(121)
Other derivatives of exchange rate	(747)	—	—	—	(747)	—	(134)	—	25	(109)
Other derivatives	—	—	—	—	—	—	—	10	2	12
Total derivative instruments	(8,761)	4,422	2,268	4,920	2,849	(2,776)	(922)	2,287	230	(1,181)
No derivatives instruments of accounting hedges (***)	—	56	56	858	970	—	—	996	—	996
Exchange rate risk	—	56	56	858	970	—	—	996	—	996
Fair value hedges	—	—	—	—	—	—	—	—	—	—
Net investments hedges	—	56	56	858	970	—	—	996	—	996
(*) For interest rate hedges, the positive amount is in terms of fixed “payment.” For foreign currency hedges, a positive amount means payment in functional vs. foreign currency.
(**) Positive amounts indicate payables.
(***) Of the hedging instruments that are not derivatives, 243 million euros correspond to "Loans and other debts" and 753 million euros to "Obligations and bonds" (see Note 16).

Net financial debt as of December 31, 2018 includes a positive value of the derivatives portfolio for a net amount of 1,181 million euros (see Note 2). This amount includes a positive value of 535 million euros due to hedges (cross currency swaps) to transfer financial debt issued in foreign currency to local currency (a negative value of 104 million euros at December 31,2017).

The calculation of the fair values of the Telefónica Group’s debt instruments required an estimate, for each currency and counterparty, of a credit spread curve using the prices of the Group’s bonds and credit derivatives.
The derivatives portfolio was measured through the techniques and models normally used in the market, based on money market curves and volatility prices available in the markets. Additionally, the credit valuation adjustment or net CVA per counterparty (CVA+DVA) is calculated on that measurement as the method used to measure the credit risks of the counterparties and also Telefónica for the purpose of adjusting the fair value valuation of the derivatives. This adjustment reflects the possibility of bankruptcy or credit rating impairment of the counterparty and Telefónica.
Derivatives arranged by the Group at December 31, 2018 are detailed in Appendix IV.
The breakdown of Telefónica’s derivatives at December 31, 2017, their fair value at year-end and the expected maturity schedule are as set forth in the table below:

2017
Millions of euros	Fair value (**)	Notional amount Maturities (*)
Derivatives		2018	2019	2020	Subsequent years	Total
Interest rate hedges	(285)	(1,596)	(901)	1,563	1,701	767
Cash flow hedges	140	(1,015)	(658)	1,399	3,778	3,504
Fair value hedges	(425)	(581)	(243)	164	(2,077)	(2,737)
Exchange rate hedges	339	(220)	547	2,219	4,720	7,266
Cash flow hedges	344	1,700	621	2,219	4,720	9,260
Fair value hedges	(5)	(1,920)	(74)	—	—	(1,994)
Interest and exchange rate hedges	(546)	344	963	952	4,419	6,678
Cash flow hedges	(422)	344	963	800	3,744	5,851
Fair value hedges	(124)	—	—	152	675	827
Net investment Hedges	—	(140)	—	—	—	(140)
Other Derivatives	(13)	(2,431)	1,840	(495)	(2,451)	(3,537)
Interest rate	(109)	(3,035)	1,840	(495)	(3,051)	(4,741)
Exchange rate	26	(209)	—	—	—	(209)
Others	70	813	—	—	600	1,413
(*) For interest rate hedges, the positive amount is in terms of fixed “payment.” For foreign currency hedges, a positive amount means payment in functional vs. foreign currency.
(**) Positive amounts indicate payables.
The fair value of the Telefónica Group derivatives at December 31, 2017 amounted to a positive MTM (accounts receivable) of 505 million euros.
The detail of hedged items by fair value hedges at December 31, 2018, is as follows:

	Hedged items carrying amount				Accumulated amount in the hedged item adjusted by fair value hedge (*)
Millions of euros	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Interest rate risk	Exchange rate risk	Interest rate and exchange rate risk	Total	Of which: accumulated amount of any hedge item that have cesased to be adjusted for gains and losses
Assets	—	371	—	371	—	(29)	—	(29)	—
Financial assets and other non-current assets	—	143	—	143	—	—	—	—	—
Receivables and other current assets	—	213	—	213	—	(34)	—	(34)	—
Other current financial assets	—	15	—	15	—	5	—	5	—
Liabilities	2,445	1,111	6,429	9,985	236	(11)	(141)	84	197
Non-current financial liabilities	1,729	670	6,062	8,461	357	15	(146)	226	199
Payables and other non-current liabilities	530	—	—	530	(121)	—	—	(121)	—
Current financial liabilities	186	9	367	562	—	—	5	5	1
Payables and other current liabilities	—	432	—	432	—	(26)	—	(26)	(3)
(*) Accumulated amount adjusted by fair value hedge is shown with negative sign when it reduces the value (lowest liability or lowest asset) and vice versa.

The evolution of hedges in equity at December 31, 2018 is as follows:

	Derivate instruments				No derivate instruments	Total Gross amount	Tax effect	Total hedges in equity
	Gains (losses) of cash flow hedges			Derivates - Net investment hedges	No Derivates - Net investment hedges
Million euros	Derivates - Cash flow hedges- interest rate risk	Derivates - Cash flow hedges- Exchange rate risk	Derivates - Cash flow hedges- Exchange rate and interest rate risks
Balance at 12/31/2017	(394)	(357)	(179)	1,502	—	572	(188)	384
Changes in the fair value registered in equity	(52)	584	392	33	(5)	952	(243)	709
Transfer to the initial value of hedged item	—	—	(1)	—	—	(1)	—	(1)
Transfer to the income statement of the period - the hedged future cash flows are no longer expected to happen	7	—	—	—	—	7	(2)	5
Transfer to the income statement of the period - the hedged item has affected profit or loss	144	(574)	(290)	—	—	(720)	184	(536)
Total translation differences	—	(1)	—	—	—	(1)	—	(1)
Balance at 12/31/2018	(295)	(348)	(78)	1,535	(5)	809	(249)	560
Amounts remaining in equity for continuing hedges	(176)	(377)	14	1,534	(5)	990
Amounts remaining in equity from any hedging relationship for which hedge accounting is no longer applied	(119)	29	(92)	1	—	(181)
Balance at 12/31/2018	(295)	(348)	(78)	1,535	(5)	809

The total amount of "Transfer to the income statements of the period - the hedged item has affected profit or loss" has impacted in financial results, reported under "Interest expenses" amounted to +68 million euros (see detail of "Net finance costs excluding foreign exchange differences and hyperinflation adjustments" in this note) and in exchange differences amounted to +645 million euros.
The evolution of cost of hedging in equity is as follows:

	Exchange rate risk	Total gross amount	Tax effect	Total cost of hedging in equity
	Forward element /CBS
Million euros	A time - period related hedge item
Balance at 12/31/2017	—	—	—	—
Changes in the fair value registered in equity	51	51	(13)	38
Transfer to the income statement of the period - the hedged item has affected profit or loss	(2)	(2)	1	(1)
Balance at 12/31/2018	49	49	(12)	37

The detail of ineffective portion of accounting hedges with impact on the income statement is as follows:

Million euros	Changes in fair value of the hedging instrument	Changes in the fair value of hedges item for the hedged risk	Ineffective portion hedged registered in the income statement
Interest rate risk	(53)	(53)	—
Cash flow hedges	(27)	(27)	—
Fair value hedges	(26)	(26)	—
Exchange rate risk	622	651	(29)
Cash flow hedges	605	634	(29)
Net investment hedges	17	17	—
Interest rate and exchange rate risk	377	377	—
Cash flow hedges	377	377	—
Total	946	975	(29)